UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 19, 2010

Caribbean Villa Catering Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	333-151840	45-0557179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Jenna Lane Staten Island, New York	10304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(917) 684-2422

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 19, 2009, Caribbean Villa Catering Corporation (the “Company”) filed Amended and Restated Articles of Incorporation, pursuant to which the Company (i) changed its name to “Globotek Holdings, Inc.” (the “Name Change”) and (ii) authorized a class of “blank check” preferred stock consisting of 25,000,000 shares.  The Name Change will take effect in the market upon its approval by FINRA.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
3.2	Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBOTEK HOLDINGS, INC.

Date: February 25, 2010	By:	/s/ Vladislav Feliksovich Tenenbaum_
Name: Vladislav Feliksovich Tenenbaum
Title: President

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Articles of Incorporation